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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2004

                  American Express Credit Account Master Trust
                            (Issuer in respect of the
             Class A Series 1999-1 5.60% Asset Backed Certificates,
             Class B Series 1999-1 5.85% Asset Backed Certificates,
             Class A Series 1999-2 5.95% Asset Backed Certificates,
             Class B Series 1999-2 6.10% Asset Backed Certificates,
             Class A Series 1999-3 Floating Rate Asset Backed Certificates, Class B Series 1999-3 Floating Rate Asset Backed Certificates, Class A Series 1999-5 Floating Rate Asset Backed Certificates, Class B Series 1999-5 Floating Rate Asset Backed Certificates, Class A Series 2000-1 7.20% Asset Backed Certificates,
             Class B Series 2000-1 7.40% Asset Backed Certificates,
             Class A Series 2000-2 Floating Rate Asset Backed Certificates, Class B Series 2000-2 Floating Rate Asset Backed Certificates, Class A Series 2000-3 Floating Rate Asset Backed Certificates, Class B Series 2000-3 Floating Rate Asset Backed Certificates, Class A Series 2000-4 Floating Rate Asset Backed Certificates, Class B Series 2000-4 Floating Rate Asset Backed Certificates, Class A Series 2000-5 Floating Rate Asset Backed Certificates, Class B Series 2000-5 Floating Rate Asset Backed Certificates, Class A Series 2001-1 Floating Rate Asset Backed Certificates, Class B Series 2001-1 Floating Rate Asset Backed Certificates, Class A Series 2001-2 5.53% Asset Backed Certificates,
             Class B Series 2001-2 5.83% Asset Backed Certificates,
             Class A Series 2001-3 Floating Rate Asset Backed Certificates, Class B Series 2001-3 Floating Rate Asset Backed Certificates, Class A Series 2001-4 Floating Rate Asset Backed Certificates, Class B Series 2001-4 Floating Rate Asset Backed Certificates, Class A Series 2001-5 Floating Rate Asset Backed Certificates, Class B Series 2001-5 Floating Rate Asset Backed Certificates, Class A Series 2001-6 Floating Rate Asset Backed Certificates, Class B Series 2001-6 Floating Rate Asset Backed Certificates, Class A Series 2001-7 Floating Rate Asset Backed Certificates, Class B Series 2001-7 Floating Rate Asset Backed Certificates, Class A Series 2002-1 Floating Rate Asset Backed Certificates, Class B Series 2002-1 Floating Rate Asset Backed Certificates, Class A Series 2002-2 Floating Rate Asset Backed Certificates, Class B Series 2002-2 Floating Rate Asset Backed Certificates, Class A Series 2002-3 Floating Rate Asset Backed Certificates, Class B Series 2002-3 Floating Rate Asset Backed Certificates, Class A Series 2002-4 Floating Rate Asset Backed Certificates, Class B Series 2002-4 Floating Rate Asset Backed Certificates, Class A Series 2002-5 Floating Rate Asset Backed Certificates, Class B Series 2002-5 Floating Rate Asset Backed Certificates, Class A Series 2002-6 Floating Rate Asset Backed Certificates, Class B Series 2002-6 Floating Rate Asset Backed Certificates, Class A Series 2003-1 Floating Rate Asset Backed Certificates, Class B Series 2003-1 Floating Rate Asset Backed Certificates, Class A Series 2003-2 Floating Rate Asset Backed Certificates, Class B Series 2003-2 Floating Rate Asset Backed Certificates, Class A Series 2003-3 Floating Rate Asset Backed Certificates, Class B Series 2003-3 Floating Rate Asset Backed Certificates, Class A Series 2003-4 1.69% Asset Backed Certificates and Class B Series 2003-4 1.90% Asset Backed Certificates.

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                         American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Utah                     000-20787-01               11-2869526
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
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 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (801) 945-3000


              American Express Receivables Financing Corporation II
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     000-21424-04               13-3854638
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

 200 Vesey Street, New York, New York                           10285
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:       (212) 640-2357

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Item 5. Other Events

     Information concerning the American Express Credit Account Master Trust (the "Trust") is contained in the Monthly Servicer's Certificate, dated as of March 5, 2004, for the Distribution Date occurring on March 15, 2004, covering activity from January 27, 2004 through February 25, 2004, and provided to the Bank of New York, as Trustee, under the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended by the First Amendment to the Pooling and Servicing Agreement, (the "Agreement"), dated as of March 30, 2001. Such Monthly Servicer's Certificate is attached hereto as Exhibit 20 and is incorporated herein by reference.

     On April 21, 1999, the Trust issued $865,000,000 Class A Series 1999-1 5.60% Asset Backed Certificates and $60,000,000 Class B Series 1999-1 5.85% Asset Backed Certificates (the "Series 1999-1 Class A Certificates" and the "Series 1999-1 Class B Certificates", respectively, and collectively, the
"Series 1999-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of April 13, 1999, to a Prospectus, dated as of April 13, 1999, and issued under theAgreement and the Series 1999-1 Supplement, dated as of April 21, 1999, to the Agreement (the "Series 1999-1 Supplement"). Interest on the Series 1999-1 Certificates accrues from April 21, 1999 and is payable on May 17, 1999, and on the fifteenth day of each month thereafter - which is a Distribution Date as described above. Principal with respect to the Series 1999-1 Class A Certificates and the Series 1999-1 Class B Certificates is scheduled to be distributed on the April 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-1 Supplement.

     On May 19, 1999, the Trust issued $432,000,000 Class A Series 1999-2 5.95% Asset Backed Certificates and $30,000,000 Class B Series 1999-2 6.10% Asset Backed Certificates (the "Series 1999-2 Class A Certificates" and the "Series 1999-2 Class B Certificates", respectively, and collectively, the "Series 1999-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 14, 1999, to a Prospectus, dated as of May 14, 1999, and issued under the Agreement and the Series 1999-2 Supplement, dated as of May 19, 1999, to the Agreement (the "Series 1999-2 Supplement"). Interest on the Series 1999-2 Certificates accrues from May 19, 1999 and is payable on June 15, 1999, and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-2 Class A Certificates and the Series 1999-2 Class B Certificates is scheduled to be distributed on the May 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-2 Supplement.

     On May 19, 1999, the Trust issued $825,000,000 Class A Series 1999-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $80,000,000 Class Series 1999-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.34% per annum above one month LIBOR (the "Series 1999-3 Class A Certificates" and the "Series 1999-3 Class B Certificates", respectively, and collectively, the "Series 1999-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 14, 1999, to a Prospectus, dated as of May 14, 1999, and issued under the Agreement and the Series 1999-3 Supplement, dated as of May 19, 1999, to the Agreement (the "Series 1999-3 Supplement"). Interest on the Series 1999-3 Certificates accrues from May 19, 1999 and is payable on June 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-3 Class A Certificates and the Series 1999-3 Class B Certificates is scheduled to be distributed on the May 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-3 Supplement.

     On August 17, 1999, the Trust issued $412,500,000 Class A Series 1999-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.24% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.48% per annum above one month LIBOR (the "Series 1999-5 Class A Certificates" and the "Series 1999-5 Class B Certificates", respectively, and collectively, the "Series 1999-5 Certificates"), offered pursuant to a Prospectus Supplement, dated as of August 9, 1999, to a Prospectus, dated as of August 9, 1999, and issued under the Agreement and the Series 1999-5 Supplement, dated as of August 17, 1999, to the Agreement (the "Series 1999-5 Supplement"). Interest on the Series 1999-5 Certificates accrues from August 17, 1999 and is payable on September 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-5 Class A Certificates and the Series 1999-5 Class B Certificates is scheduled to be distributed on the July 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-5 Supplement.

     On February 16, 2000, the Trust issued $432,500,000 Class A Series 2000-1 7.20% Asset Backed Certificates and $30,000,000 Class B Series 2000-1 7.40% Asset Backed Certificates (the "Series 2000-1 Class A Certificates" and the "Series 2000-1 Class B Certificates", respectively, and collectively, the
"Series 2000-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 8, 2000, to a Prospectus, dated as of February 8, 2000, and issued under the Agreement and the Series 2000-1 Supplement, dated as of February 16, 2000, to the Agreement (the "Series 2000-1 Supplement"). Interest on the Series 2000-1 Certificates accrues from February 16, 2000 and is payable on March 15, 2000, and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-1 Class A Certificates and the Series 2000-1 Class B Certificates is scheduled to be distributed on the February 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-1 Supplement.

     On February 16, 2000, the Trust issued $412,500,000 Class A Series 2000-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.165% per annum above one month LIBOR, and $40,000,000 Class B Series 2000-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.350% per annum above one month LIBOR (the "Series 2000-2 Class A Certificates" and the "Series 2000-2 Class B Certificates", respectively, and collectively, the "Series 2000-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 8, 2000, to a Prospectus, dated as of February 8, 2000, and issued under the Agreement and the Series 2000-2 Supplement, dated as of February 16, 2000, to the Agreement (the "Series 2000-2 Supplement"). Interest on the Series 2000-2 Certificates accrues from February 16, 2000 and is payable on March 15, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-2 Class A Certificates and the Series 2000-2 Class B Certificates is scheduled to be distributed on the February 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-2 Supplement.

     On May 3, 2000, the Trust issued $825,000,000 Class A Series 2000-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.16% per annum above one month LIBOR, and $80,000,000 Class B Series 2000-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.35% per annum above one month LIBOR (the "Series 2000-3 Class A Certificates" and the "Series 2000-3 Class B Certificates", respectively, and collectively, the "Series 2000-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of April 27, 2000, to a Prospectus, dated as of April 27, 2000, and issued under the Agreement and the Series 2000-3 Supplement, dated as of May 3, 2000, to the
Agreement (the "Series 2000-3 Supplement"). Interest on the Series 2000-3 Certificates accrues from May 3, 2000 and is payable on June 15, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-3 Class A
Certificates and the Series 2000-3 Class B Certificates is scheduled to be distributed on the April 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-3 Supplement.

     On June 22, 2000, the Trust issued $1,000,000,000 Class A Series 2000-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.125% per annum above three-month LIBOR, and $96,970,000 Class B Series 2000-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.350% per annum above three-month LIBOR (the "Series 2000-4 Class A Certificates" and the "Series 2000-4 Class B Certificates", respectively, and collectively, the "Series 2000-4 Certificates"), offered pursuant to a Prospectus Supplement, dated as of June 13, 2000, to a Prospectus, dated as of June 13, 2000, and issued under the Agreement and the Series 2000-4 Supplement, dated as of June 22, 2000, to the Agreement (the "Series 2000-4 Supplement"). Interest on the Series 2000-4 Certificates accrues from June 22, 2000 and is payable on September 15, 2000 and on the fifteenth day of each March, June, September and December - which are the Distribution Dates as described above. Principal with respect to the Series 2000-4 Class A Certificates and the Series 2000-4 Class B Certificates is scheduled to be distributed on the September 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-4 Supplement.

     On September 15, 2000, the Trust issued $650,000,000 Class A Series 2000-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.140% per annum above one month LIBOR, and $63,030,000 Class B Series 2000-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.380% per annum above one month LIBOR (the "Series 2000-5 Class A Certificates" and the "Series 2000-5 Class B Certificates", respectively, and collectively, the "Series 2000-5 Certificates"), offered pursuant to a Prospectus Supplement, dated as of September 8, 2000, to a Prospectus, dated as of September 8, 2000, and issued under the Agreement and the Series 2000-5 Supplement, dated as of September 15, 2000, to the Agreement (the "Series 2000-5 Supplement"). Interest on the Series 2000-5 Certificates accrues from September 15, 2000 and is payable on October 16, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-5 Class A Certificates and the Series 2000-5 Class B Certificates is scheduled to be distributed on the September 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-5 Supplement.

     On February 23, 2001, the Trust issued $618,750,000 Class A Series 2001-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $60,000,000 Class B Series 2001-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.42% per annum above one month LIBOR (the "Series 2001-1 Class A Certificates" and the "Series 2001-1 Class B Certificates", respectively, and collectively, the "Series 2001-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 13, 2001, to a Prospectus, dated as of February 13, 2001, and issued under the Agreement and the Series 2001-1 Supplement, dated as of February 16, 2001, to the Agreement (the "Series 2001-1 Supplement"). Interest on the Series 2001-1 Certificates accrues from February 23, 2001 and is payable on April 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-1 Class A Certificates and the Series 2001-1 Class B Certificates is scheduled to be distributed on the February 16, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-1 Supplement.

     On March 23, 2001, the Trust issued $216,250,000 Class A Series 2001-2 5.53% Asset Backed Certificates and $15,000,000 Class B Series 2001-2 5.83% Asset Backed Certificates (the "Series 2001-2 Class A Certificates" and the "Series 2001-2 Class B Certificates", respectively, and collectively, the
"Series 2001-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of March 15, 2001, to a Prospectus, dated as of March 15, 2001, and issued under the Agreement and the Series 2001-2 Supplement, dated as of March 23, 2001, to the Agreement (the "Series 2001-2 Supplement"). Interest on the Series 2001-2 Certificates accrues from March 23, 2001 and is payable on April 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-2 Class A Certificates and the Series 2001-2 Class B Certificates is scheduled to be distributed on the March 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-2 Supplement.

     On April 3, 2001, the Trust issued $618,750,000 Class A Series 2001-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.13% per annum above one month LIBOR, and $60,000,000 Class B Series 2001-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.38% per annum above one month LIBOR (the "Series 2001-3 Class A Certificates" and the "Series 2001-3 Class B Certificates", respectively, and collectively, the "Series 2001-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of March 15, 2001, to a Prospectus, dated as of March 15, 2001, and issued under the Agreement and the Series 2001-3 Supplement, dated as of April 3, 2001, to the
Agreement (the "Series 2001-3 Supplement"). Interest on the Series 2001-3 Certificates accrues from April 3, 2001 and is payable on May 15, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-3 Class A
Certificates and the Series 2001-3 Class B Certificates is scheduled to be distributed on the March 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-3 Supplement.

     On April 19, 2001, the Trust issued $598,125,000 Class A Series 2001-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.13% per annum above one month LIBOR, and $58,000,000 Class B Series 2001-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.38% per annum above one month LIBOR (the "Series 2001-4 Class A Certificates" and the "Series 2001-4 Class B Certificates", respectively, and collectively, the "Series 2001-4 Certificates"), offered pursuant to a Prospectus Supplement, dated as of April 12, 2001, to a Prospectus, dated as of April 12, 2001, and issued under the Agreement and the Series 2001-4 Supplement, dated as of April 19, 2001, to the Agreement (the "Series 2001-4 Supplement"). Interest on the Series 2001-4 Certificates accrues from April 19, 2001 and is payable on May 15, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-4 Class A
Certificates and the Series 2001-4 Class B Certificates is scheduled to be distributed on the April 17, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-4 Supplement.

     On May 9, 2001, the Trust issued $412,500,000 Class A Series 2001-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.18% per annum above one month LIBOR, and $40,000,000 Class B Series 2001-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.45% per annum above one month LIBOR (the "Series 2001-5 Class A Certificates" and the "Series 2001-5 Class B Certificates", respectively, and collectively, the "Series 2001-5 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 3, 2001, to a Prospectus, dated as of May 3, 2001, and issued under the Agreement and the Series 2001-5 Supplement, dated as of May 9, 2001, to the Agreement (the "Series 2001-5 Supplement"). Interest on the Series 2001-5 Certificates accrues from May 9, 2001 and is payable on June 15, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-5 Class A Certificates and the Series 2001-5 Class B Certificates is scheduled to be distributed on the April 15, 2008 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-5 Supplement.

     On June 12, 2001, the Trust issued $577,500,000 Class A Series 2001-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.12% per annum above one month LIBOR, and $56,000,000 Class B Series 2001-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.35% per annum above one month LIBOR (the "Series 2001-6 Class A Certificates" and the "Series 2001-6 Class B Certificates", respectively, and collectively, the "Series 2001-6 Certificates"), offered pursuant to a Prospectus Supplement, dated as of June 6, 2001, to a Prospectus, dated as of June 6, 2001, and issued under the Agreement and the Series 2001-6 Supplement, dated as of June 12, 2001, to the Agreement (the "Series 2001-6 Supplement"). Interest on the Series 2001-6 Certificates accrues from June 12, 2001 and is payable on July 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-6 Class A Certificates and the Series 2001-6 Class B Certificates is scheduled to be distributed on the May 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-6 Supplement.

     On August 21, 2001, the Trust issued $536,250,000 Class A Series 2001-7 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.12% per annum above one month LIBOR, and $52,000,000 Class B Series 2001-7 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.36% per annum above one month LIBOR (the "Series 2001-7 Class A Certificates" and the "Series 2001-7 Class B Certificates", respectively, and collectively, the "Series 2001-7 Certificates"), offered pursuant to a Prospectus Supplement, dated as of August 15, 2001, to a Prospectus, dated as of August 15, 2001, and issued under the Agreement and the Series 2001-7 Supplement, dated as of August 21, 2001, to the Agreement (the "Series 2001-7 Supplement"). Interest on the Series 2001-7 Certificates accrues from August 21, 2001 and is payable on September 17, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-7 Class A Certificates and the Series 2001-7 Class B Certificates is scheduled to be distributed on the July 17, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-7 Supplement.

     On February 21, 2002, the Trust issued $759,000,000 Class A Series 2002-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $73,600,000 Class B Series 2002-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.40% per annum above one month LIBOR (the "Series 2002-1 Class A Certificates" and the "Series 2002-1 Class B Certificates", respectively, and collectively, the "Series 2002-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 13, 2002, to a Prospectus, dated as of February 13, 2002, and issued under the Agreement and the Series 2002-1 Supplement, dated as of February 21, 2002, to the Agreement (the "Series 2002-1 Supplement"). Interest on the Series 2002-1 Certificates accrues from February 21, 2002 and is payable on March 15, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-1 Class A Certificates and the Series 2002-1 Class B Certificates is scheduled to be distributed on the February 15, 2007 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-1 Supplement.

     On April 25, 2002, the Trust issued $775,500,000 Class A Series 2002-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $75,200,000 Class B Series 2002-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.39% per annum above one month LIBOR (the "Series 2002-2 Class A Certificates" and the "Series 2002-2 Class B Certificates", respectively, and collectively, the "Series 2002-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of April 18, 2002, to a Prospectus, dated as of April 18, 2002, and issued under the Agreement and the Series 2002-2 Supplement, dated as of April 25, 2002, to the Agreement (the "Series 2002-2 Supplement"). Interest on the Series 2002-2 Certificates accrues from April 25, 2002 and is payable on May 15, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-2 Class A
Certificates and the Series 2002-2 Class B Certificates is scheduled to be distributed on the April 16, 2007 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-2 Supplement.

     On May 16, 2002, the Trust issued $759,000,000 Class A Series 2002-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $73,600,000 Class B Series 2002-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.38% per annum above one month LIBOR (the "Series 2002-3 Class A Certificates" and the "Series 2002-3 Class B Certificates", respectively, and collectively, the "Series 2002-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 13, 2002, to a Prospectus, dated as of May 13, 2002, and issued under the Agreement and the Series 2002-3 Supplement, dated as of May 16, 2002, to the Agreement (the "Series 2002-3 Supplement"). Interest on the Series 2002-3 Certificates accrues from May 16, 2002 and is payable on June 17, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-3 Class A Certificates and the Series 2002-3 Class B Certificates is scheduled to be distributed on the May 15, 2007 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-3 Supplement.

     On July 17, 2002, the Trust issued $412,500,000 Class A Series 2002-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.04% per annum above one month LIBOR, and $40,000,000 Class B Series 2002-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.31% per annum above one month LIBOR (the "Series 2002-4 Class A Certificates" and the "Series 2002-4 Class B Certificates", respectively, and collectively, the "Series 2002-4 Certificates"), offered pursuant to a Prospectus Supplement, dated as of July 10, 2002, to a Prospectus, dated as of July 10, 2002, and issued under the Agreement and the Series 2002-4 Supplement, dated as of July 17, 2002, to the
Agreement (the "Series 2002-4 Supplement"). Interest on the Series 2002-4 Certificates accrues from July 17, 2002 and is payable on August 15, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-4 Class A
Certificates and the Series 2002-4 Class B Certificates is scheduled to be distributed on the July 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-4 Supplement.

     On July 17, 2002, the Trust issued $495,000,000 Class A Series 2002-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.17% per annum above one month LIBOR, and $48,000,000 Class B Series 2002-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.45% per annum above one month LIBOR (the "Series 2002-5 Class A Certificates" and the "Series 2002-5 Class B Certificates", respectively, and collectively, the "Series 2002-5 Certificates"), offered pursuant to a Prospectus Supplement, dated as of July 10, 2002, to a Prospectus, dated as of July 10, 2002, and issued under the Agreement and the Series 2002-5 Supplement, dated as of July 17, 2002, to the
Agreement (the "Series 2002-5 Supplement"). Interest on the Series 2002-5 Certificates accrues from July 17, 2002 and is payable on August 15, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-5 Class A
Certificates and the Series 2002-5 Class B Certificates is scheduled to be distributed on the July 15, 2009 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-5 Supplement.

     On August 15, 2002, the Trust issued $594,000,000 Class A Series 2002-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $57,600,000 Class B Series 2002-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.45% per annum above one month LIBOR (the "Series 2002-6 Class A Certificates" and the "Series 2002-6 Class B Certificates", respectively, and collectively, the "Series 2002-6 Certificates"), offered pursuant to a Prospectus Supplement, dated as of August 8, 2002, to a Prospectus, dated as of August 8, 2002, and issued under the Agreement and the Series 2002-6 Supplement, dated as of August 15, 2002, to the Agreement (the "Series 2002-6 Supplement"). Interest on the Series 2002-6 Certificates accrues from August 15, 2002 and is payable on September 16, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-6 Class A Certificates and the Series 2002-6 Class B Certificates is scheduled to be distributed on the August 15, 2007 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-6 Supplement.

     On February 20, 2003, the Trust issued $759,000,000 Class A Series 2003-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $73,600,000 Class B Series 2003-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.40% per annum above one month LIBOR (the "Series 2003-1 Class A Certificates" and the "Series 2003-1 Class B Certificates", respectively, and collectively, the "Series 2003-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 13, 2003, to a Prospectus, dated as of February 13, 2003, and issued under the Agreement and the Series 2003-1 Supplement, dated as of February 20, 2003 to the Agreement (the "Series 2003-1 Supplement"). Interest on the Series 2003-1 Certificates accrues from February 20, 2003 and is payable on March 17, 2003 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2003-1 Class A Certificates and the Series 2003-1 Class B Certificates is scheduled to be distributed on the February 15, 2008 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2003-1 Supplement.

     On April 2, 2003, the Trust issued $907,500,000 Class A Series 2003-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $88,000,000 Class B Series 2003-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.37% per annum above one month LIBOR (the "Series 2003-2 Class A Certificates" and the "Series 2003-2 Class B Certificates", respectively, and collectively, the "Series 2003-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of March 26, 2003, to a Prospectus, dated as of March 26, 2003, and issued under the Agreement and the Series 2003-2 Supplement, dated as of April 2, 2003 to the Agreement (the "Series 2003-2 Supplement"). Interest on the Series 2003-2 Certificates accrues from April 2, 2003 and is payable on May 15, 2003 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2003-2 Class A
Certificates and the Series 2003-2 Class B Certificates is scheduled to be distributed on the March 17, 2008 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2003-2 Supplement.

     On May 7, 2003, the Trust issued $618,750,000 Class A Series 2003-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $60,000,000 Class B Series 2003-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.35% per annum above one month LIBOR (the "Series 2003-3 Class A Certificates" and the "Series 2003-3 Class B Certificates", respectively, and collectively, the "Series 2003-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 1, 2003, to a Prospectus, dated as of May 1, 2003, and issued under the Agreement and the Series 2003-3 Supplement, dated as of May 7, 2003 to the Agreement (the "Series 2003-3 Supplement"). Interest on the Series 2003-3 Certificates accrues from May 7, 2003 and is payable on June 16, 2003 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2003-3 Class A Certificates and the Series 2003-3 Class B Certificates is scheduled to be distributed on the April 15, 2008 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2003-3 Supplement.

     On June 18, 2003, the Trust issued $588,200,000 Class A Series 2003-4 1.69% Asset Backed Certificates, and $40,800,000 Class B Series 2003-4 1.90% Asset Backed Certificates, (the "Series 2003-4 Class A Certificates" and the "Series 2003-4 Class B Certificates", respectively, and collectively, the "Series 2003-4 Certificates"), offered pursuant to a Prospectus Supplement, dated as of June 12, 2003, to a Prospectus, dated as of June 12, 2003, and issued under the Agreement and the Series 2003-4 Supplement, dated as of June 18, 2003 to the Agreement (the "Series 2003-4 Supplement"). Interest on the Series 2003-4 Certificates accrues from June 18, 2003 and is payable on July 15, 2003 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2003-4 Class A
Certificates and the Series 2003-4 Class B Certificates is scheduled to be distributed on the June 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2003-4 Supplement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibit:

         20   Series' 1999-1, 1999-2, 1999-3, 1999-5, 2000-1, 2000-2, 2000-3,
              2000-4, 2000-5, 2001-1, 2001-2, 2001-3, 2001-4, 2001-5, 2001-6,
              2001-7, 2002-1, 2002-2, 2002-3, 2002-4, 2002-5, 2002-6, 2003-1,
              2003-2, 2003-3 and 2003-4 Monthly Servicer's Certificate, dated March 5, 2004, for the March 15, 2004 Distribution Date.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  March 15, 2004


                              AMERICAN  EXPRESS  CREDIT  ACCOUNT MASTER TRUST



                              American Express Centurion Bank, as Transferor, on behalf of AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                              By:     /s/ Stephen P. Norman
                                      -------------------------------------
                              Name:   Stephen P. Norman
                              Title:  Assistant Secretary



                              American Express Receivables Financing
                              Corporation II, as Transferor, on behalf of AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                              By:     /s/ Leslie R. Scharfstein
                                      -------------------------------------
                              Name:   Leslie R. Scharfstein
                              Title:  Vice President

                                  EXHIBIT INDEX
                                  -------------

Designation                       Description
-----------                       -----------
Exhibit 20                        Series' 1999-1, 1999-2, 1999-3,
                                  1999-5, 2000-1, 2000-2, 2000-3,
                                  2000-4, 2000-5, 2001-1, 2001-2,
                                  2001-3, 2001-4, 2001-5, 2001-6,
                                  2001-7, 2002-1, 2002-2, 2002-3,
                                  2002-4, 2002-5, 2002-6, 2003-1,
                                  2003-2, 2003-3  and 2003-4
                                  Monthly Servicer's Certificate,
                                  dated March 5, 2004, for the
                                  March 15, 2004 Distribution Date.